UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2017

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

The information contained in Item 8.01 concerning FirstEnergy Corp.’s (FirstEnergy) direct and indirect wholly-owned subsidiaries, Allegheny Energy Supply Company, LLC (AE Supply), and Allegheny Generating Company (AGC), entering into a purchase agreement to sell four of AE Supply’s natural gas generating plants in Pennsylvania and approximately 59% of AGC’s interests in a Virginia hydroelectric power station is incorporated into this Item 2.05 by reference.

Item 2.06 Material Impairments

The information contained in Item 8.01 concerning an asset impairment charge is incorporated into this Item 2.06 by reference.

Item 8.01 Other Events

Sale of Gas and Hydroelectric Units

FirstEnergy today announced that AE Supply and AGC have entered into a purchase agreement dated as of January 18, 2017, to sell four of AE Supply’s natural gas generating plants in Pennsylvania and approximately 59% of AGC’s interests in a Virginia hydroelectric power station to Aspen Generating, LLC (Aspen), a wholly-owned subsidiary of LS Power Equity Partners III, LP. Under the terms of the agreement, the facilities would be purchased for an all cash purchase price of approximately $925 million. The transaction is expected to close in the third quarter of 2017 subject to various customary and other closing conditions, including, without limitation, receipt of regulatory approvals, third party consents and the satisfaction and discharge of AE Supply’s senior note indenture, under which there is approximately $305 million aggregate principal amount of indebtedness outstanding. There can be no assurance that any such approvals will be obtained and/or any such conditions will be satisfied or that such sale will be consummated. Further, the satisfaction and discharge of AE Supply’s senior note indenture in connection with the closing is expected to require the payment of a “make-whole” premium calculated just prior to the redemption, which based on current interest rates is approximately $100 million. It is expected that proceeds from the sale will be invested in the unregulated money pool and may be used for the repayment of debt and general corporate purposes.

As a further condition to closing, FirstEnergy will provide Aspen two limited guaranties of certain obligations of AE Supply and AGC arising under the purchase agreement. The guaranties vary in amount and scope and expire in one and three years, respectively.

The power stations included in the sale have a total capacity of 1,572 megawatts (MW):

•	Bath County Hydro (713 MW pumped-storage hydro) in Warm Springs, Va. (represents AE Supply’s indirect interest)

•	Springdale Generating Facility Units 1-5 (638 MW natural gas) in Springdale Township, Pa.

•	Chambersburg Generating Facility Units 12-13 (88 MW natural gas) in Guildford Township, Pa.

•	Gans Generating Facility Units 8-9 (88 MW natural gas) in Springhill Township, Pa.

•	Hunlock Creek (45 MW natural gas) in Hunlock Creek, Pa.

In November, FirstEnergy announced its strategy to be a fully regulated utility focusing on stable and predictable earnings and cash flow from its regulated business units. In order to execute on this strategy, FirstEnergy previously disclosed it had begun a strategic review of its competitive operations focused on the sale of gas and hydroelectric units as well as exploring all alternatives for the remaining generation assets at its Competitive Energy Services segment. The pending asset sale is consistent with FirstEnergy’s strategy of operating as a fully regulated utility company. On January 19, 2017, officers of FirstEnergy determined that FirstEnergy will recognize a pre-tax non-cash impairment charge of approximately $266 million associated with these power stations in its consolidated statement of income for the year ended December 31, 2016.

A copy of the news release issued by the Company announcing the agreement to sell the gas and hydroelectric units is attached as Exhibit 99.1 and is incorporated herein by reference.

Pennsylvania Public Utility Commission Approval of FirstEnergy’s Pennsylvania Utilities Rate Settlements

The Pennsylvania Public Utility Commission has approved the base rate case settlements of the FirstEnergy Pennsylvania utility operating companies, Metropolitan Edison Company (ME), Pennsylvania Power Company (PP), Pennsylvania Electric Company (PN) and West Penn Power Company (WP), that will help support and build on the significant service reliability enhancements made in recent years to benefit more than two million customers in the state. As a result, the companies will receive the following overall annual rate increases:

ME     $96 million;
PP     $29 million;
PN    $100 million; and
WP    $66 million.

The new rates will be effective January 27, 2017.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated January 19, 2017

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including, but not limited to, the proposed transmission asset transfer to Mid-Atlantic Interstate Transmission, LLC, and the effectiveness of our strategy to reflect a more regulated business profile; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates and the Electric Security Plan IV; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC)-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates, including FERC Opinion No. 531's revised Return on Equity methodology for FERC-jurisdictional wholesale generation and transmission utility service; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins and asset valuations, including without limitation impairments thereon; the risks and uncertainties at the Competitive Energy Services (CES) segment, including FirstEnergy Solutions Corp. and its subsidiaries and FirstEnergy Nuclear Operating Company, related to continued depressed wholesale energy and capacity markets, and the viability and/or success of strategic business alternatives, such as potential CES generating unit asset sales, the potential conversion of the remaining generation fleet from competitive operations to a regulated or regulated-like construct or the potential need to deactivate additional generating units; the risks and uncertainties associated with a lack of viable alternative strategies regarding the CES segment, thereby causing FES to seek protection under the bankruptcy laws and the losses, liabilities and claims arising from such bankruptcy proceeding; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency’s Clean Power Plan, Coal Combustion Residuals regulations, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of older regulated and competitive units, including the impact on vendor commitments, such as long-term fuel and transportation agreements, and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, such as long-term fuel and transportation agreements; the impact of labor disruptions by our unionized workforce; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our cash flow improvement plan and other proposed capital raising initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to significant accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; further actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries' access to financing, increase the costs thereof, increase requirements to post additional collateral to support, or accelerate payments under outstanding commodity positions, letters of credit and other financial guarantees, and the impact of these events on the financial condition and liquidity of FirstEnergy and/or its subsidiaries, specifically the subsidiaries within the CES segment; the risks and uncertainties surrounding FirstEnergy’s need to obtain waivers from its bank group under FirstEnergy’s credit facilities caused by a debt to total capitalization ratio, as defined under each of such credit facilities, in excess of 65% resulting from impairment charges or other events at CES; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 19, 2017

FIRSTENERGY CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated January 19, 2017

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